Exhibit 10.8

Execution Version

SEVENTH AMENDMENT AND CONSENT TO
CREDIT AGREEMENT

THIS SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 21, 2020, by and among RILEY EXPLORATION - PERMIAN, LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders which is signatory hereto, and TRUIST BANK, successor by merger to SunTrust Bank, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”) and as Issuing Bank under the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2017, as amended by that certain First Amendment to Credit Agreement dated as of February 27, 2018, that certain Second Amendment to Credit Agreement dated as of November 9, 2018, that certain Third Amendment to Credit Agreement dated as of April 3, 2019, that certain Fourth Amendment to Credit Agreement dated as of October 15, 2019, that certain Fifth Amendment to Credit Agreement dated as of May 7, 2020 and that certain Sixth Amendment to Credit Agreement dated as of August 31, 2020 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower;

WHEREAS, the Borrower has requested that the Lenders (a) amend the Existing Credit Agreement as set forth below and (b) consent to and provide the Specified Consent (as defined in Section 2 of this Amendment); and

WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to (a) agree to the amendments to the Existing Credit Agreement as set forth herein and (b) consent to and provide the Specified Consent as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1.      Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Amendment. For the purposes of this Amendment:

(a)            “Merger Agreement” means that certain Agreement and Plan of Merger, dated as October 21, 2020, by and among Parent, the Merger Sub, and the Borrower, together with all exhibits and schedules thereto.

(b)           “Merger Sub” means Antman Sub, LLC, a Delaware limited liability company.

(c)            “Parent” means Tengasco, Inc., which, as of the Merger Effective Date, shall change its name to Riley Exploration Permian, Inc.

SECTION 2.      Consent under Existing Credit Agreement. The Borrower has informed the Administrative Agent and the Lenders that the Borrower has entered into (or will substantially contemporaneously with this Amendment enter into) the Merger Agreement and, on the Merger Effective Date, will merge into the Merger Sub with the Borrower being the surviving Person, all on the terms and conditions set forth in the Merger Agreement (the “Merger Transaction”). The Borrower has advised the Administrative Agent and the Lenders that the Borrower requests that, notwithstanding the requirements of Section 7.3(a) of the Credit Agreement, the Lenders consent to the Merger Transaction under Section 7.3(a) of the Credit Agreement (the “Specified Consent”). Effective on the Merger Effective Date, the Lenders hereby consent to and provide the Specified Consent.

SECTION 3.      Amendments to Existing Credit Agreement. Effective on the Merger Effective Date, (a) the body of the Existing Credit Agreement, Schedules 4.14 and 4.19 of the Existing Agreement and Exhibit 5.1(c) of the Existing Credit Agreement are hereby amended in their entirety to read as set forth on Attachment A to this Amendment and (b) Schedule 1.1 set forth on Attachment A to this Amendment is added as a new Schedule 1.1 to the Credit Agreement. Notwithstanding any effectiveness of the amendments to the Existing Credit Agreement on the Merger Effective Date in accordance with this Section 3, the parties hereto agree that the Borrower shall deliver to the Administrative Agent and each Lender the financial statements of the Borrower and its consolidated Subsidiaries, a Compliance Certificate, and any other reports required by Section 5.1 of the Existing Credit Agreement to accompany such financial statements, for any Fiscal Year or Fiscal Quarter of the Borrower ended prior to the Merger Effective Date, in each case as and when required under Section 5.1 of the Existing Credit Agreement.

SECTION 4.      Primary Conditions of Effectiveness.

(a)            This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied (or waived in accordance with Section 10.2 of the Credit Agreement):

(1)       The Administrative Agent shall have received (which may be by electronic transmission), in form and substance satisfactory to the Administrative Agent, a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the Required Lenders and the Borrower (which may be by PDF transmission);

(2)       Each of the representations and warranties set forth in Section 6 of this Amendment (other than, for the avoidance of doubt, representations and warranties specifically applicable to the Merger Effective Date) shall be true and correct;

(3)       Borrower shall have paid all fees and expenses due and owing to the Lenders, the Administrative Agent and the Sole Lead Arranger on or prior to the Amendment Effective Date pursuant to the terms of this Amendment (including, but not limited to, reasonable attorneys’ fees of counsel to the Administrative Agent (but limited to one primary outside counsel for the Administrative Agent and Sole Lead Arranger)) and any fee letter agreed upon in writing by Borrower, the Administrative Agent and the Sole Lead Arranger;

(4)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, a certificate of a Responsible Officer of the Borrower dated as of the Amendment Effective Date, attaching and certifying fully executed copies of the Merger Agreement and all other material agreements entered into in connection therewith on the Amendment Effective Date (the “Amendment Effective Date Certificate”);

(5)       The Merger Agreement shall be in form and substance satisfactory to the Administrative Agent; and

(6)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, such other documents, certificates or information as the Administrative Agent or the Required Lenders shall have reasonably requested.

(b)          Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

SECTION 5.      Secondary Conditions of Effectiveness.

(a)            The Specified Consent set forth in Section 2 of this Amendment and the amendments to the Existing Credit Agreement set forth in Section 3 of this Amendment shall become effective as of the date (the “Merger Effective Date”) that each of the following conditions precedent shall have been satisfied (or waived in accordance with Section 10.2 of the Credit Agreement):

(1)       Each of the representations and warranties set forth in Section 6 of this Amendment (other than, for the avoidance of doubt, representations and warranties specifically applicable to the Amendment Effective Date) shall be true and correct;

(2)       Borrower shall have paid all fees and expenses due and owing to the Lenders, the Administrative Agent and the Sole Lead Arranger on or prior to the Merger Effective Date pursuant to the terms of this Amendment (including, but not limited to, reasonable attorneys’ fees of counsel to the Administrative Agent (but limited to one primary outside counsel for the Administrative Agent and Sole Lead Arranger)) and any fee letter agreed upon in writing by Borrower, the Administrative Agent and the Sole Lead Arranger;

(3)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, a certificate of a Responsible Officer of the Borrower dated as of the Merger Effective Date, attaching and certifying fully executed copies of all material documents and agreements evidencing the consummation of the Merger Agreement (excluding any documents and agreements delivered in connection with the Amendment Effective Date Certificate);

(4)       The Merger Transaction shall have been consummated (or shall be consummated on the Merger Effective Date substantially contemporaneously with the occurrence of the Merger Effective Date) (x) in accordance with applicable Requirements of Laws and (y) in accordance with the terms and conditions of the Merger Agreement without giving effect to any amendment, supplement, consent waiver or other modification thereunder that is materially adverse to the interests of the Lenders (as determined by the Administrative Agent) unless approved by the Administrative Agent;

(5)       Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, a certificate of a Responsible Officer of the Borrower dated as of the Merger Effective Date, (x) certifying that (A) all consents, approvals, authorizations, registrations and filings and orders (“Consents”) required to be made or obtained under any Requirement of Law, or by any Contractual Obligation of any Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Merger Agreement or any of the transactions contemplated thereby have been obtained, (B) such Consents are in full force and effect and all applicable waiting periods have expired, and no investigation or inquiry by any governmental authority regarding the transactions contemplated by the Merger Agreement is ongoing, (C) attached thereto is a true and correct copy of all such Consents or (y) certifying that no such Consents are required and (D) there is no action, suit, investigation or proceeding pending or threatened in writing in any court or before any arbitrator or Governmental Authority that purports to adversely affect the transactions contemplated by the Merger Agreement, or that could have a Material Adverse Effect on the ability of any Loan Party to perform its obligations under the Loan Documents;

(6)       Administrative Agent (or its counsel) shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate, dated as of the Merger Effective Date and signed by the chief financial officer of Parent, certifying that Parent and each of its Subsidiaries, taken as a whole, are Solvent after giving effect to the consummation of the transactions contemplated to occur on the Merger Effective Date;

(7)       Administrative Agent and each Lender shall have received, at least five (5) Business Days prior to the Merger Effective Date (or such shorter period of time as Administrative Agent or such Lender, as applicable, may consent to in its sole discretion), to the extent requested by Administrative Agent or such Lender, all documentation and other information required by regulatory authorities under applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation and other applicable anti-money laundering laws;

(8)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, an amended and restated Guaranty and Security Agreement, duly executed by Parent, Borrower and each other Loan Party, together with (w) UCC financing statements and other applicable documents under the laws of all necessary or appropriate jurisdictions with respect to the perfection of the Liens granted under such Guaranty and Security Agreement, as requested by the Administrative Agent in order to perfect such Liens, duly authorized by Parent, (x) copies of UCC, tax, judgment, fixture and real property lien search reports in all necessary or appropriate jurisdictions and under all legal and trade names of the Loan Parties, as reasonably requested by the Administrative Agent, indicating that there are no Liens on any of the Collateral other than Excepted Liens and Liens to be released on the Merger Effective Date, (y) original certificates evidencing all issued and outstanding shares of Capital Stock of the Borrower owned directly by Parent (if certificated), together with stock or membership interest powers or other appropriate instruments of transfer executed in blank and (z) acknowledgements with respect to pledged equity interests, duly executed by the Borrower;

(9)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, a joinder to the Credit Agreement, duly executed by Parent;

(10)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, a certificate of a Responsible Officer of Parent, dated as of the Merger Effective Date, attaching and certifying copies of its bylaws and the resolutions of its board of directors or other equivalent governing body, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the joinder to the Credit Agreement, the amended and restated Guaranty and Security Agreement and the other Loan Documents in connection therewith to which it is a party and certifying the name, title and true signature of each officer of Parent executing the Loan Documents to which it is a party;

(11)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, certified copies of the articles or certificate of incorporation or other registered organizational documents of Parent, together with certificates of good standing or existence, as may be available from the Secretary of State or other relevant Governmental Authority of the jurisdiction of organization of Parent and each other jurisdiction where Parent is required to be qualified to do business as a foreign corporation, each dated as of a recent date;

(12)       The consummation of the transactions contemplated by the Merger Agreement shall occur no later than March 21, 2021 or such later date as may be consented to by the Administrative Agent in its sole discretion; and

(13)       The Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, such other documents, certificates or information as the Administrative Agent or the Required Lenders shall have reasonably requested.

(b)           Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 5(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Merger Effective Date specifying its objection thereto.

SECTION 6.       Representations and Warranties. The Borrower represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

(a)            It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)           The Credit Agreement, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which Borrower or any other Loan Party is a party constitute the valid and binding obligations of the Borrower and such Loan Party, as applicable, enforceable against the Borrower and such Loan Party, in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c)            This Amendment does not and will not violate any provisions of any limited liability company agreement, bylaws and other organizational and governing documents of the Borrower or any other Loan Party.

(d)            No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents is required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any other Loan Party of this Amendment.

(e)            (1) in the case of the Amendment Effective Date, at the time of the occurrence of the Amendment Effective Date and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date and (2) in the case of the Merger Effective Date, at the time of the occurrence of the Merger Effective Date and immediately after giving effect to the consummation of the transactions contemplated by the Merger Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date.

(f)            (1) in the case of the Amendment Effective Date, at the time of the occurrence of the Amendment Effective Date and immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall exist and be continuing and (2) in the case of the Merger Effective Date, at the time of the occurrence of the Merger Effective Date and immediately after giving effect to consummation of the transactions contemplated by the Merger Agreement, no Default, Event of Default or Borrowing Base Deficiency shall exist and be continuing.

(g)            Since December 31, 2019, no Material Adverse Effect has occurred and is continuing or could reasonably be expected to have occurred and be continuing.

SECTION 7.       Miscellaneous.

(a)            Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the Amendment Effective Date and the Merger Effective Date, as applicable, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Existing Credit Agreement as amended hereby.

(b)           Effect on the Credit Agreement; Ratification. Except as specifically amended or modified by this Amendment, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. By its acceptance hereof, the Borrower hereby ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments and consents set forth herein.

(c)            Extent of Amendments. Except as otherwise expressly provided herein, the Existing Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. The Borrower hereby ratifies and confirms that (i) except as expressly amended or modified hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Existing Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

(d)            Loan Documents. The Loan Documents, as such may be amended or modified in accordance herewith, are and remain valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. This Amendment is a Loan Document.

(e)            Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff exercisable by it or any other Loan Party, except pursuant to the terms of the Credit Agreement and Loan Documents, if any, to the payment of any Obligations of the Borrower or any other Loan Party to Administrative Agent, Issuing Bank or any Lender.

(f)             Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

(g)           Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

(h)           Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, THE OTHER LOAN PARTIES, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 9. No Waiver. The Borrower hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

Signatures Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

RILEY EXPLORATION - PERMIAN, LLC,
as Borrower

By:	/s/ Kevin Riley
Name: Kevin Riley
Title: Chief Operating Officer

Signature Page to Seventh Amendment and Consent to Credit Agreement

Riley Exploration - Permian, LLC

TRUIST BANK, SUCCESSOR BY MERGER TO SUNTRUST BANK,
as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Benjamin L. Brown
Benjamin L. Brown
Director

Signature Page to Seventh Amendment and Consent to Credit Agreement

 Riley Exploration - Permian, LLC

IBERIABANK, a division of First Horizon Bank
as a Lender

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Market President – Energy Lending

Signature Page to Seventh Amendment and Consent to Credit Agreement

Riley Exploration - Permian, LLC

ZIONS BANCORPORATION, NATIONAL ASSOCIATION DBA AMEGY BANK,
as a Lender

By:	/s/ Matt Lang
Name: Matt Lang
Title: Vice President – Amegy Bank Division

Signature Page to Seventh Amendment and Consent to Credit Agreement

Riley Exploration - Permian, LLC

MIDFIRST BANK,
as a Lender

By:	/s/ Jed Feguson
Jed Ferguson
First Vice President

Signature Page to Seventh Amendment and Consent to Credit Agreement

Riley Exploration - Permian, LLC